UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2011

REVETT MINERALS INC.
(Exact name of small business issuer in its charter)

Canada	91-1965912
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On June 21st, 2011 at the Revett Minerals, Inc. special and annual meeting of the shareholders, shareholders of the Company approved amendment of the Company’s ByLaws in order to meet the requirements of a listing in the U.S, to provide for a quorum, for all meetings of shareholders, of not less than 33 1/3% of all the outstanding common stock of the Company.

ITEM 8.01 Other Events

     Also on June 21st, 2011 at the Revett Minerals Inc. special and annual meeting of the shareholders, shareholders of the Company approved an amendment to the Company’s 2009 Equity Incentive Plan to increase the maximum number of common shares reserved for issuance thereunder by 2,900,000 from 3,600,000 to 6,500,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS, INC
(registrant)

Date: June 27, 2011	By: /s/ Ken Eickerman
Ken Eickerman
Chief Financial Officer